UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-51734	35-1811116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CLMT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2021, Montana Renewables, LLC (“MRL”), a wholly owned subsidiary of Calumet Specialty Products Partners, L.P. (the “Partnership”), entered into a Master Lease Agreement (the “Lease Agreement”) and an Interim Funding Agreement (the “Funding Agreement”) with Stonebriar Commercial Finance LLC (“Stonebriar”) for $50.0 million related to financing of certain equipment for the construction of a new renewable hydrogen plant. The Lease Agreement has a ten-year term. The Lease Agreement and Funding Agreement each contain usual and customary representations and warranties.

The foregoing description of the Lease Agreement and the Funding Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Lease Agreement and the Funding Agreement, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On January 4, 2022, the Partnership issued a press release announcing the consummation of the Sale and Leaseback Transaction. A copy of the press release is included as Exhibit 99.1 hereto and incorporated by reference herein.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Master Lease Agreement, dated December 31, 2021, by and between Montana Renewables, LLC and Stonebriar Commercial Finance LLC.
10.2#	Interim Funding Agreement, dated December 31, 2021, by and between Montana Renewables, LLC and Stonebriar Commercial Finance LLC.
99.1	Press release date January 4, 2022
104	Cover Page Interactive Data File- the cover page XBRL tags are embedded within the Inline XBRL document.
# Certain confidential information contained in this agreement has been omitted because it is both (i) not material and (ii) the type of information that the Partnership treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

January 6, 2022	By:	/s/ L. Todd Borgmann
Name: L. Todd Borgmann
Title: Executive Vice President and Chief Financial Officer